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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 12, 2003

   COMMISSION       REGISTRANT; STATE OF INCORPORATION;         IRS EMPLOYER
  FILE NUMBER          ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.
  -----------          -----------------------------         ------------------
     1-9513                CMS ENERGY CORPORATION                38-2726431
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
                                 (517) 788-0550


     1-5611               CONSUMERS ENERGY COMPANY               38-0442310
                          (A MICHIGAN CORPORATION)
                              ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                               (517) 788-0550

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2003, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced second quarter and first half 2003 results and provided updates on its 2003 earnings guidance, business strategy, financing activities and operations. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.


The News Release contains "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with "CMS ENERGY FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2002, filed on July 1, 2003 and "CONSUMERS FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of Consumers Energy Company's Form 10-K for the Fiscal Year Ended December 31, 2002, filed on March 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                      CMS ENERGY CORPORATION

Dated:  August 13, 2003

                                      By:   /s/ Thomas J. Webb
                                          -------------------------
                                          Thomas J. Webb
                                          Executive Vice President and Chief
                                          Financial Officer


                                      CONSUMERS ENERGY COMPANY

Dated:  August 13, 2003

                                      By:    /s/ Thomas J. Webb
                                           -------------------------
                                           Thomas J. Webb
                                           Executive Vice President and Chief
                                           Financial Officer

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                               8-K EXHIBIT INDEX




EXHIBIT NO.             DESCRIPTION
-----------             -----------

EX-99                   CMS Energy News Release dated August 12, 2003